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                                                                   EXHIBIT 10.16

                            HEAFNER TIRE GROUP, INC.
                             1999 STOCK OPTION PLAN


1.       Purpose.

         The purpose of the 1999 Stock Option Plan (the "Plan") of Heafner Tire Group, Inc., a Delaware corporation (the "Company"), is to attract and retain employees (including officers), directors and independent contractors of the Company, or any Subsidiary or Affiliate which now exists or hereafter is organized or acquired, and to furnish additional incentives to such persons to enhance the value of the Company over the long term by encouraging them to acquire a proprietary interest in the Company.

2.       Definitions.

         For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Affiliate" means any entity if, at the time of granting of an Option, (i) the Company, directly, owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity or (ii) such entity, directly or indirectly, owns at least 20% of the combined voting power of all classes of stock of the Company.

                  (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or, if there is no such designation or no such designated person survives the Optionee, then the person, persons, trust or trusts entitled by will or applicable law to receive such rights or, if no such person has such right then the Optionee's executor or administrator.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of


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determination), (iv) individuals serving as directors of the Company on the
Effective Date and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of the Company, (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board of the Company deems to be a Change in Control.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (f) "Combined Voting Power" with respect to capital stock of the Company means the number of votes such stock is normally entitled (without regard to the occurrence of any contingency) to vote in an election of directors of the Company.

                  (g) "Committee" means the committee, consisting of at least two members of the Board, established by the Board to administer the Plan.

                  (h) "Company" means Heafner Tire Group, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                  (i) "Effective Date" is defined in Section 8(i).

                  (j) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith.

                  (k) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (l) "NQSO" means any Option not designated as an ISO.

                  (m) "Option" means a right, granted to an Optionee under
Section 6(b) of the Plan, to purchase shares of Stock, subject to the terms and conditions of this Plan. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a Subsidiary.

                  (n) "Optionee" means a person who, as an employee, director or independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Option.

                  (o) "Plan" means Heafner Tire Group, Inc. 1999 Stock Option Plan, as amended from time to time.

                  (p) "Principal Shareholders" means (i) Charlesbank Equity Fund IV, Limited Partnership and the investors in such fund, (ii) Charlesbank Equity Fund IV G.P. Limited Partnership, (iii) Charlesbank Capital Partners, LLC (and any other fund managed by Charlesbank



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Capital Partners, LLC), (iv) any investor (other than The 1818 Mezzanine Fund,
L.P.) whose investment in the Company is approved by the representative of management on the board of the Company, (v) any new investors in the Company designated as Principal Shareholders by Charlesbank Capital Partners, LLC within one year of the initial investment by Charlesbank Equity Fund IV, Limited Partnership, and (vi) any corporation, partnership, limited liability company or other entity a majority of the capital stock or other ownership interests of which are directly or indirectly owned by any of the foregoing.

                  (q) "Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

                  (r) "Stock Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

                  (s) "Subsidiary" means any corporation in which the Company, directly or indirectly, owns stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation.

                  (t) "Ten Percent Shareholder" means a person or persons who own, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.       Administration.

         The Plan shall be administered by the Committee which shall consist of a committee of not less than two persons appointed by the Board. The Committee shall have full power to construe and interpret the Plan, to establish rules for its administration and to grant Options. The Committee may establish rules setting forth terms and conditions for a specified group of Options. The Committee may act by a majority of a quorum (a quorum being a majority of the members of such Committee) present at a called meeting or by unanimous written consent of all of its members. All actions taken and decisions made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan.

4.       Eligibility.

         Options may be granted in the discretion of the Committee to employees (including officers), directors and independent contractors of the Company and its present or future Subsidiaries and Affiliates. In determining the persons to whom Options shall be granted and the type of Options granted (including the number of shares to be covered by such Options), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.       Stock Subject to the Plan.

         The maximum number of shares of Stock reserved for the grant of Options under the Plan shall be 1,103,550 shares of Stock, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in private transactions or otherwise. The number of shares of Stock



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available for issuance under the Plan shall be reduced by the number of shares of Stock subject to outstanding Options. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Optionee, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Options under the Plan. In no event shall any Optionee acquire, pursuant to any awards of Options under this Plan, more than 80% of the aggregate number of shares of Stock reserved for awards under the Plan.

         In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan and the maximum limitation upon Options to be granted to any Optionee, in the number, kind and option price of shares subject to outstanding Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate number of shares of the Stock available for issuance under this Section 5 will be increased to reflect such substitution or assumption.

6.       Specific Terms of Options.

                  (a) General. Options may be granted at the discretion of the Committee. The term of each Option shall be for such period as may be determined by the Committee. The Committee may make rules relating to Options, and may impose on any Option or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

                  (b) Options. The Committee is authorized to grant Options to Optionees on the following terms and conditions:

                           (i) Type of Option. The Stock Option Agreement
                  evidencing the grant of an Option under the Plan shall designate the Option as an ISO (in the event its terms, and the individual to whom it is granted, satisfy the requirements for ISOs under the Code), or an NQSO.

                           (ii) Exercise Price. The exercise price per share of
                  Stock purchasable under an Option shall be determined by the Committee; provided that, in the case of an ISO, (i) such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option or such other exercise price as may be required by the Code, and (ii) if the Optionee is a Ten Percent Shareholder,



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                  such exercise price shall not be less than 110% of the Fair
                  Market Value of a share of Stock on the date of grant of such Option, in no event shall the exercise price for the purchase of shares of Stock be less than par value and the term of the Option shall be no more than five years. Options shall be exercised by (i) giving written notice thereof to the Company, and (ii) paying the exercise price. In addition to any other method of payment which may be acceptable to the Committee, if permitted by the Committee in its sole discretion at the time of exercise, payment may be effected, either in whole or in part, by the surrender to the Company of outstanding Stock. Any Stock so surrendered shall be valued at the Fair Market Value on the date on which such shares are surrendered.

                           (iii) Term and Exercisability of Options. The date on
                  which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Stock Option Agreement. As a condition to exercising any Option, the Optionee shall exercise and deliver to the Company an agreement in substantially the form of Exhibit A hereto or in such other form as the Company may reasonably require.

                           (iv) Termination of Employment, etc. An Option may
                  not be exercised unless the Optionee is then in the employ or a director of, or then maintains an independent contractor relationship with, the Company or any Subsidiary or Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has continuously maintained any of such relationships since the date of grant of the Option; provided that, the Stock Option Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option. The Committee may establish a period during which the Beneficiaries of an Optionee who died while an employee, director or independent contractor of the Company or any Subsidiary or Affiliate or during any extended period referred to in the immediately preceding proviso may exercise those Options which were exercisable on the date of the Optionee's death; provided that no Option shall be exercisable after its expiration date.

                           (v) Transferability. Except as otherwise provided in
                  this Section 6(b)(v), Options are not transferable other than as designated by the Optionee, in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer Options for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer Options shall apply to the right to consent



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                  to amendments to the Stock Option Agreement and, in the
                  discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with Options. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (vi) Other Provisions. Options may be subject to such other conditions as the Committee may prescribe in its discretion.

7.       Change in Control Provisions.

         Upon a Change in Control, the treatment of each Option issued under the Plan shall be as set forth in the applicable Stock Option Agreement. Nothing contained herein shall prevent the substitution of a new option by the Company after a Change in Control.

8.       General Provisions.

                  (a) Fair Market Value of Common Stock. In determining the Fair Market Value of the Stock for purposes of the Plan, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. In the event the Stock becomes listed on any national stock exchange or quoted on the national market quotations system, the Fair Market Value of the Stock shall, as of any day, be the closing price for the immediately preceding trading day.

                  (b) Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Stock Option Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                  (c) No Right to Continued Employment, etc. Nothing in the Plan or in any Option granted or Stock Option Agreement entered into pursuant to the Plan shall confer upon any Optionee the right to continue in the employ of, or to continue as a director of or an independent contractor to, the Company, any Subsidiary or any Affiliate, as the case may be, or to be entitled to any remuneration or benefits not set forth in the Plan or such Stock Option Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Optionee's employment, directorship or independent contractor relationship.

                  (d) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Option granted, any payment relating to an Option under the Plan (including from a distribution of Stock), or any other payment to an Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and an Optionee to satisfy



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obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an Optionee's tax obligations.

                  (e) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee's consent, under any Option theretofore granted under the Plan.

                  (f) No Rights to Options; No Stockholder Rights. No person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically herein, an Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to such Optionee for such shares.

                  (g) Unfunded Status of Options. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. Nothing contained in the Plan or any Option shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

                  (h) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of North Carolina without giving effect to the conflict of laws principles thereof.

                  (i) Effective Date; Plan Termination. (i) The Plan shall take effect upon its adoption by the Board (the "Effective Date"), but the Plan (and any grants of Options made prior to the stockholder approval mentioned herein), shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board. In the absence of such approval, such Options shall be null and void.

                  (ii) The Board may terminate the Plan at any time with respect to any shares of Stock that are not subject to Options. Unless terminated earlier by the Board, the Plan shall terminate ten years after the Effective Date and no Options shall be granted under the Plan after such date. Termination of the Plan under this Section 8(h) will not affect the rights and obligations of any Optionee with respect to Options granted prior to termination.


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